FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Schedule of Credit Risk) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Assets:
Cash and cash equivalents	$ 5,297	$ 3,404	$ 5,110	$ 2,469
Total assets	53,567	56,233
Credit risk [member]
Assets:
Cash and cash equivalents	5,297	3,404
Short-term bank deposits	22,192	26,747
Other receivables	613	1,339
Total assets	$ 28,102	$ 31,490